UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2009

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices and Zip Code)

(240) 744-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement

On April 24, 2009, Host Hotels & Resorts, Inc. (“Host”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Host agreed to sell to the Underwriters 66,000,000 shares of common stock, par value $0.01 per share (the “Shares”). Host also granted a 30-day option to the Underwriters to purchase up to an additional 9,750,000 Shares to cover over-allotments, if any, which the Underwriters exercised, in full, on April 24, 2009. The Shares are being offered and sold pursuant to a prospectus supplement, dated April 24, 2009, and related prospectus, dated November 25, 2008, each filed with the Securities and Exchange Commission, relating to Host’s shelf registration statement on Form S-3 (File No. 333-155689). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

Please refer to Exhibit 99.1, which is incorporated by reference into this Item 7.01.

The information in this Item, including Exhibit 99.1, is provided under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Item, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 24, 2009.

5.1	Opinion of Venable LLP.

8.1	Opinion of Hogan & Hartson LLP.

23.1	Consent of Venable LLP (included as part of Exhibit 5.1).

23.2	Consent of Hogan & Hartson LLP (included as part of Exhibit 8.1).

99.1	Press Release, dated April 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: April 27, 2009	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 24, 2009.

5.1	Opinion of Venable LLP.

8.1	Opinion of Hogan & Hartson LLP.

23.1	Consent of Venable LLP (included as part of Exhibit 5.1).

23.2	Consent of Hogan & Hartson LLP (included as part of Exhibit 8.1).

99.1	Press Release dated April 27, 2009.